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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 28, 2001

                                  Genesco Inc.
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               (Exact Name of Registrant as Specified in Charter)

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
               Tennessee                               1-3083                                0211340
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    (State or Other Jurisdiction of           (Commission File Number)        (I.R.S. Employer Identification No.)
            Incorporation)
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          1415 Murfreesboro Road
           Nashville, Tennessee                                 37217-2895
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 (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (615) 367-7000
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          (Former name or former address, if changed since last report)


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Item 9.     Regulation FD Disclosure.

         Genesco Inc. intends to report operating results for its second fiscal quarter ended August 4, 2001 on August 28, 2001. It intends to hold a conference call with financial analysts at 10:00 a.m. Central Standard Time on that date. The conference call, which will include commentary by senior management of the company on reported results and management's outlook and answers to analysts' questions, will be broadcast live on the Internet. The Company also announces plans for Ben T. Harris, Chairman and Chief Executive Officer, Hal N. Pennington, President and Chief Operating Officer, and James S. Gulmi, Senior Vice President-Finance and Chief Financial Officer, to make presentations on the Company to the Wells Fargo Van Kasper Class of 2001 Growth Conference on September 6, 2001 at 12:30 p.m. Eastern Time and to the Banc of America Securities 31st Annual Investment Conference on September 10, 2001 at 1:00 p.m. Eastern Time. A live audio feed of all three presentations will be accessible on the Internet through the Company's website at www.genesco.com.










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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                    Genesco Inc.


                                    By:    /s/ Roger G. Sisson
                                    Name:  Roger G. Sisson
                                    Title: Secretary and General Counsel

Date: August 27, 2001











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